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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 1998





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


 North Carolina                     340-23520                   56-1714315
 (State or other              (Commission File No.)           I.R.S. Employer
  jurisdiction                                             Identification Number
of incorporation)


             4709 Creekstone Drive, Riverbirch Building, Suite 200,
                       Durham, North Carolina 27703-8411
                    (Address of principal executive offices)


                                 (919) 941-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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Item 5.           Other Events.

         On October 20, 1998, Quintiles Transnational Corp. (the "Company") issued a press release regarding its financial results for the three month period ended September 30, 1998. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.

Item 7.

         (c)      Exhibits

         Exhibit No.                     Description of Exhibit
         -----------                     ----------------------
         99.01                           Press release, dated October 20, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         QUINTILES TRANSNATIONAL CORP.


                                         By: /s/ Rachel R. Selisker
                                             -----------------------------------
Dated: October 20, 1998                      Rachel R. Selisker
                                             Chief Financial Officer and
                                             Executive Vice President Finance



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                                  EXHIBIT INDEX



         Exhibit No.                     Description of Exhibit
         -----------                     ----------------------
         99.01                           Press release, dated October 20, 1998